Exhibit 23
                                                                      ----------


                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
Citizens Utilities Company:

We consent to the incorporation by reference in the Registration Statement (No. 333-35527) on Form S-1, in the Registration Statement (No. 33-1880) on Form S-3, in the Registration Statement (No. 33-44068) on Form S-3, in the Registration Statement (No. 33-44069) on Form S-3, in the Registration Statement (No. 33-41379) on Form S-3, in the Registration Statement (No. 33-51529) on Form S-3, in the Registration Statement (No. 33-52873) on Form S-3, in the Registration Statement (No. 33-55075) on Form S-3, in the Registration Statement (No. 33-60729) on Form S-3, in the Registration Statement (No. 33-63615) on Form S-3, in the Registration Statement (No. 333-7047) on Form S-3, in the Registration Statement (No. 333-18049) on Form S-3, in the Registration Statement (No. 33-40069) on Form S-4, in the Registration Statement (No. 333-71821) on Form S-8, in the Registration Statement (No. 333-71597) on Form S-8, in the Registration Statement (No. 333-71029) on Form S-8, in the Registration
Statement (No. 33-7177) on Form S-8, in the Registration Statement (No. 33-37602) on Form S-8, in the Registration Statement (No. 33-42972) on Form S-8, in the Registration Statement (No. 33-41682) on Form S-8, in the Registration Statement (No. 33-39455) on Form S-8, in the Registration Statement (No. 33-39566) on Form S-8, in the Registration Statement (No. 33-48683) on Form S-8, in the Registration Statement (No. 33-54376) on Form S-8 of Citizens Utilities Company of our report dated March 14, 2000, relating to the consolidated balance sheets of Citizens Utilities Company and subsidiaries as of December 31, 1999, 1998, and 1997 and the related consolidated statements of income and comprehensive income, shareholders' equity, and cash flows for the years then ended, which report apears in the December 31, 1999 annual report on Form 10-K of Citizens Utilities Company.






New York, New York
March 14, 2000